                   FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT
               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    issued by

                       METROPOLITAN LIFE INSURANCE COMPANY

              METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT I
             METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT II

                    SUPPLEMENT DATED OCTOBER 19, 2007 TO THE
              PROSPECTUSES DATED OCTOBER 20, 2006 (AS SUPPLEMENTED)

The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable annuity contract prospectuses listed below. Please retain this supplement and keep it with the prospectus for future reference.

QUALIFIED CONTRACTS UNDER SECTION 403(b) OF THE INTERNAL REVENUE CODE

Recently, the IRS announced new regulations affecting 403(b) plans and arrangements. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments (if permitted).



                                                                    October 2007